Other Income and Expenses, Net	12 Months Ended
Dec. 31, 2022
Other Income And Expenses [Abstract]
Other Income and Expenses, Net
21.	OTHER INCOME AND EXPENSES, NET

Other income and expenses, net consisted of the following:

	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2020
Public funding	177	162	231
Start-up and phase-out costs	(13)	—	(8)
Exchange gain (loss), net	15	7	8
Patent costs	(8)	(10)	(11)
Gain on sale of non-current assets	2	5	14
COVID-19 incremental costs	(10)	(19)	(32)
Other, net	(4)	(4)	—
Total	159	141	202

The Company receives public funding from governmental bodies in several jurisdictions. Public funding is further described in Note 7.

Start-up costs represent costs incurred in the ramp-up phase of the Company’s newly integrated manufacturing facilities. Phase-out costs are costs incurred during the closing stage of a Company’s manufacturing facility.

Exchange gains and losses, net represent the portion of exchange rate changes on transactions denominated in currencies other than an entity’s functional currency and the changes in fair value of derivative instruments which are not designated as hedges, as described in Note 27.

Patent costs mainly include legal and attorney fees and payment for claims, patent pre-litigation consultancy and legal fees. They are reported net of settlements, if any, which primarily include reimbursements of prior patent litigation costs.

COVID-19 incremental costs are mainly composed of incremental expenses primarily related to sanitary measures undertaken to protect employees.